Exhibit 99.1

Investor Presentation

Mike Raab

CEO FEBRU A RY 2015

Forward Looking Statements and Further Information

Special Note Regarding Forward -Looking Statements

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward -looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including statements regarding the potential of tenapanor in treating the renal indications for which it is currently being evaluated, the potential for tenapanor in treating IBS-C patients, the availability and timing of data from ongoing tenapanor clinical trials, potential milestone payments from our collaboration partners, and the potential of our drug discovery and design platform. Such forward -looking statements involve substantial risks and uncertainties that could cause the development of tenapanor, or Ardelyx_s future results, performance or achievements to differ significantly from those expressed or implied by the forward -looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical development process, Ardelyx_s reliance upon AstraZeneca for the development of tenapanor, and AstraZeneca_s right under the license agreement to choose which indication or indications for which tenapanor will be developed, Ardelyx_s reliance upon Sanofi for the discovery and development under the licensed NaP2b inhibitor program, and the uncertainties inherent in the research and discovery process. Ardelyx undertakes no obligation to update or revise any forward -looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward -looking statements, as well as risks relating to Ardelyx_s business in general, please refer to Ardelyx_s third quarter report filed with the Securities and Exchange Commission on November 7, 2014.

2

The Power of Ardelyx

Clinical -Stage Biopharmaceutical Company

Oral, Small Molecule, Rapid, Efficient Drug Discovery Non-Systemic, First-in-Class Drugs & Design Platform Provides Broad Drug Candidates

Fig 1

History of Capital Efficiency Balanced Portfolio of Early to Mid-Stage Candidates Across Partnered & Proprietary Programs

IBS-C

CARDIO

META- RENAL CKD-5D-Pi GI

BOLIC

CKD

Figure 1 from Sato T and Clevers H., _Growing self-organizing mini-guts from a single intestinal stem cell: mechanism and applications._ Science. 2013 Jun 7;340(6137):1190 -4 3

# The Result: Robust Product Pipeline

ARDELYX

| PROGRAM | INDICATION | RESEARCH | PHASE 1 | PHASE 2: 2a | PHASE 2: 2b | STATUS | | |
|---|---|---|---|---|---|---|---|---|
| **Tenapanor** (NHE3 Inhibitor) | IBS-C | → | → | → | → | Phase 2b Data Announced Oct 1, 2014 | AstraZeneca | Two Partnered, Validated Programs |
| | CKD-5D HyperPi | → | → | → | → | Phase 2b Data Announced Feb 2, 2015 | | |
| | CKD | → | → | → | | Phase 2a Data 2Q:2015 | | |
| **RDX002** (NaP2b Inhibitor) | CKD-5D HyperPi | → | | | | Research | SANOFI | |
| **RDX009** (TGR5 Agonist) | IBD, Short Bowel, NASH | → | | | | Research | ARDELYX | Wholly-Owned Pipeline |
| **RDX013** ($K^+$ Channel Modulator) | Hyper-kalemia | → | | | | Research | | |
| **Undisclosed Programs** | N/A | → | | | | Research | | |

4

A History of Rapid, Capital Efficient Development

DEVELOPMENT

TENAPANOR

Idea to P2a Data in 3 Years

NHE3 Lead IND Filed P1 Completed

Company Sodium Transport Candidate 1st Subject P2a Results in P2b Results in P2b Results in Formed Inhibitor Proposed Identified Dosed IBS-C IBS-C CKD-5D HyperPi

2007 2008 2009 2010 2011 2012 2013 2014 2015

FINANCINGS

$26M Series A $30M Series B $69M IPO NEA & CMEA NEA & CMEA $61.2M net Amgen Ventures

LICENSES $35M $15M $25M Upfront Development Development Milestone Milestone

Up to $870M for Tenapanor

Up to $198M for NaP2b

5

Proven Management Team

MIKE RAAB President & Chief Executive Officer JEREMY CALDWELL, PhD EVP & Chief Scientific Officer MARK KAUFMANN Chief Financial Officer DAVID ROSENBAUM, PhD SVP Drug Development ELIZABETH GRAMMER VPand General Counsel JEFF JACOBS, PhD VP Chemistry NARANI ARASARATNAM VP Corporate Controller GEORGE JUE VP Operations ROB BLANKS VP Regulatory Affairs and QA

ANDY SPENCER, PhD VP R&D Alliance Management

6

Investment Highlights

Discovery and Design of Non-Systemic,

PROPRIETARY PLATFORM

Small Molecule Therapeutics

Tenapanor: AstraZeneca Collaboration;

2 VALIDATED PROGRAMS Phase 2 in Three Indications

NaP2b Inhibition: Sanofi Collaboration

Enhanced Drug Discovery Capabilities with Rapid,

WHOLLY-OWNED PIPELINE

Proprietary Screening Process

PROVEN MANAGEMENT TEAM Deep Domain Expertise

Intestinal Epithelium Is Rich with Potential Targets

MANY POTENTIAL THE INTESTINE PROTEIN ANALYSIS DRUG TARGETS

3,800 Proteins

Microvilli

Brush Border Membrane

Transporter

Translation Regulator Transcription Factor Enzyme Regulator Catalytic Enzyme Receptor Antioxidant Structural Molecule Cellular Binding

8

# Enhancing Drug Discovery with APECCS

## Ardelyx Primary Enterocyte and Colonocyte Culture System



Fig 1

Harvest Stem Cells from Gut



Grow in Monolayer Format


drug
drug
Standard
or
Transwell

Measure Drug Response

### THE BENEFITS

- **Discovery:** Rapid Screening of Drugs
- **Translation to Humans:** Simulate Relevant Gut Cell Physiology
- **Powerful Tool:** Mechanisms, Targets, Phenotypic Screening

Figure 1 from Sato T and Clevers H., "Growing self-organizing mini-guts from a single intestinal stem cell: mechanism and applications." Science. 2013 Jun 7;340(6137):1190-4

9

Investment Highlights

Discovery and Design of Non-Systemic,

PROPRIETARY PLATFORM

Small Molecule Therapeutics

Tenapanor: AstraZeneca Collaboration;

2	VALIDATED PROGRAMS Phase 2 in Three Indications NaP2b Inhibition: Sanofi Collaboration

Enhanced Drug Discovery Capabilities with Rapid,

WHOLLY -OWNED PIPELINE

Proprietary Screening Process

PROVEN MANAGEMENT TEAM Deep Domain Expertise

Tenapanor Reduces Sodium and Phosphorus Absorption

WITHOUT TENAPANOR WITH TENAPANOR

Dietary Sodium/Phosphorus Passes Diverts Sodium/Phosphorus Into Circulation from Circulation

Tenapanor

Sodium

Sodium

Phosphorus

Phosphorus

Local Activity in the Gut

Significant Market Opportunity for Tenapanor

US . . EUROPE JAPAN # of Patients # of Patients #of Patients

IBS-C 4.4M 6.6M 3.4M 14M+

2011 2015 CKD-5D (ESRD) $1.5B $2.3B

270K 215K 220K Binder Market

Hyperphosphatemia

Sevelamer: $770M in 2014

Late Stage CKD (3b-4) 3.6M 8.5M 2.3M 64M (with Type 2 Diabetes) (1.8M) (1.7M) (0.6M) (Type 3-4)

Sources: Technavio Insights: Global Hyperphosphatemia Drugs Market 2011-2015, USRDS 2013 Atlas of CKD & ESRD, Dialysis Outcomes and Practice Patterns Study (DOPPS), Am J Kidney Dis. 2012 Jul, European ERA-EDTA Registry Annual report 2011, TherApherDial. 2010 Dec, JAMA. 2007 Nov, J Chin Med Assoc. 2010 Oct, BioTrends TreatmentTrends 2013, Patient Prefer Adherence 2008, Clin Gastroenterol Hepatol. 2012,

Aliment Pharmacol Ther. 2005, Aliment Pharmacol Ther. 2003; Sanofi press release 12

Extensive Clinical Experience with Tenapanor in Multiple Indications

14 Clinical Trials

Constipation -Predominant CKD-5D CKD Irritable Bowel (IBS-C) Hyperphosphatemia Na & Fluid Overload n=417 n= 178 n=77

“ Phase 2b clinical trial met primary “ Phase 2b clinical trial met primary “ Data expected 2Q2015, earlier endpoint at 50 mg BID endpoint than previously reported (2H2015)

“ Most secondary endpoints met “ Decreased serum phosphate levels

“ Dose response observed “ Higher rates of diarrhea observed than in previous trials

Tenapanor Generally Well-Tolerated

“ >1,000 individuals exposed to drug

“ Single Dose Up to 900 mg

“ 3 Months Up to 100 mg/Day

“ Non-Systemic: >99.3%ofAllTestedSerum Samples Had No Detectable Levels of Tenapanor (>3,000 samples)

“ Most AE_s Due to Exaggerated Pharmacology of Drug (e.g. Loose Stools/Diarrhea)

Tenapanor for IBS-C

LIMITATIONS OF CURRENT TREATMENTS

“ OTC Drugs Inexpensive but Not Very Effective in Moderate to Severe Cases

“ Amitiza® and Linzess® Fall Short:

_ Achieve Endpoint in Only 7% to 20% of Patients

_ Side Effects (e.g., Diarrhea)

“ Medical Need for Improved Therapies with Better Efficacy, Excellent Safety and Tolerability

GI Disorder:

Constipation and Abdominal Pain

Phase 2b Design for Tenapanor in IBS-C

IBS-C Phase 2b Protocol “ Design: Double-blind, placebo -controlled, randomized 1:1:1:1 into three treatment arms, 1 placebo arm (approximately 93 patients/group) for a total of 371 patients; 12 weeks treatment, 4 weeks follow-up

“ Primary Endpoint: Percent complete spontaneous bowel movement (CSBM)* responders (patient needs to have an increase of at least one CSBM from baseline for 6 of the 12 treatment weeks)

“ Secondary Endpoints :Overall Responder Rate, Abdominal Pain and Abdominal and IBS-C Symptoms

“ Treatment Arms: PlaceboBID

Tenapanor 5 mg BID

Randomization à Tenapanor 20 mg BID

Tenapanor 50 mg BID

*CSBM defined as a spontaneous bowel movement that feels complete and is not aided by the use of any other medication, like a laxative 16

Phase 2b IBS-C Results: Responder Rates for 50 mg BID Dose (6 of 12 weeks)

Trial Met Primary Efficacy Endpoint At 50 Mg BID Dose Complete Spontaneous Bowel Movement (CSBM) Responder

70 P=0.026 P <0.001

60 65.5%

P <0.001 17.2% se 60.7%

50

27.0% 50.0%

40 48.3%

Respon 26.4% nt 30 Treatment

20 33.7% Placebo Perce 23.6% 10 0 Overall Responder CSBM Abdominal Pain Responder Responder

“ Overall Responder = dual composite endpoint of CSBM and abdominal pain responders, which is the primary regulatory endpoint in Europe and US (EMA draft guidance 2013, FDA guidance 2012)

Phase 2b IBS-C Results: Responder Rates for 50 mg BID Dose (9 of 12 weeks)

Responder Endpoint Is More Stringent

+e1 mean CSBM/week from baseline and e3 CSBM/week for 9 of 12 weeks

60

P=0.022

50

48.8%

17.3%

40 esponse 30 P=0.004 Treatment

R P=0.01 31.5%

Placebo

20 23.8%

20.2% 15.9%

Percent 10 13.5%

6.7% 7.9%

0

Overall CSBM Abdominal Pain Responder Responder Responder

Results: Dose Response Relationship

Dose response relationship was observed in the primary endpoint, as well as in most other secondary endpoints, although statistical significance was not achieved at the 5 mg or 20 mg BID doses; activity of tenapanor was maintained throughout entire 12-week treatment period wee k per s CSBM M ean

Week

Randomization End of treatment

Tenapanor in IBS-C Phase 2b Results: Efficacy

“ Adequate relief of IBS symptoms was statistically significant (p=0.002) for tenapanor 50mgBID (63.1%) versus placebo (39.3%) atthe endpoint week (week 12 or last valid week)

“ Based on the treatment satisfaction patient scale questionnaire, more subjects receiving 50mgBID responded thattheywere_quite satisfied_ or _very satisfied_ with tenapanor* versus placebo (65% vs. 38% placebo; p<0.001)

* _Quite_ and _very_ are 4 and 5 respectively, on a 5-point scale

Tenapanor in IBS-C Phase 2b: Clean Safety Profile

“ Tenapanor well-tolerated across all treatment arms and there were no drug-related serious adverse events.

“ The most common adverse events at 50 mg BID (e5%) that occurred more frequently in tenapanor -treated patients compared to placebo -treated patients were diarrhea 11.2 percent vs. 0 percent and urinary tract infections 5.6 percent vs. 4.4 percent

“ Overall rates of discontinuation due to adverse events were 4.5 percent for the tenapanor -treated patients (50 mg BID) and 3.3 percent for the placebo -treated patients.

“ Based on the analysis of plasma samples tested as part of the study, the minimally systemic nature of tenapanor was confirmed

# Tenapanor for Hyperphosphatemia in CKD-5D

ARDELYX

## LIMITATIONS OF PHOSPHATE BINDERS:

### Pill Burden

- CKD-5D Patients Take 10-14 Oral Medications Daily
- Prescribed Binder Doses Intolerable for Many Patients; Water Intake Limited
- Non-Compliance Often Results in Reduced Efficacy

### Safety and Tolerability

- Long-Term Vascular Calcification with Calcium-Based Binders
- Gastrointestinal Side Effects

## PILL BURDEN: TENAPANOR VS. BINDERS

BREAKFAST | LUNCH | DINNER

**BINDERS**

**Calcium-Based Binders: Ca Acetate/PhosLo**
Common Dose:
1-2.5 Grams Each Meal

**Sevelamer/Renagel/ Renvela**
Common Dose:
0.8-2.4 Grams Each Meal

**Lanthanum/Fosrenol**
Common Dose:
0.5-1.5 Grams of Elemental Lanthanum Each Meal

**Ferric Citrate/Auryxia**
Common Dose:
2-4g of ferric citrate each meal, Which is Equivalent to 1.3 to 2.5g of Elemental Iron per Day

**TENAPANOR**

**Tenapanor – Targeted Daily Dose**
Targeted Dose:
≤10mg Twice Daily
(30mg Twice Daily Used for Illustration Purposes to Right)



*Not Actual Size; However, Relative Sizes Are to Scale*

22

# Phase 2b Design for Tenapanor in CKD-5D Hyperphosphatemia

ARDELYX

***CKD-5D Hyperphosphatemia Phase 2b Protocol***

- **Design:** Randomized, double blind, placebo-controlled, multi-center, international study
- **Key Inclusion Criteria**: ≥ 1.5 mg/dL increase in S-phosphate from screening to end of washout and a S-phosphate ≥ 6.0 mg/d at randomization
- **Primary Endpoint:** Change from baseline of S-phosphate levels to end of treatment. Analysed using an ANCOVA with treatment group as a fixed factor, and baseline as a covariate.



Consent
Screening
Up to 3 weeks washout (phosphate binders removed)
Randomization
Tenapanor 3 mg QD
Tenapanor 30 mg QD
Tenapanor 1 mg BID
Tenapanor 3 mg BID
Tenapanor 10 mg BID
Tenapanor 30 mg BID
Placebo BID
n=21 to 26/group; 161 total
Standard of care; phosphate binders
End of Treatment
F/U visit
Washout
4-week treatment period
2-week follow-up

23

CKD-5D Hyperphosphatemia Phase 2b Study: Effects on Serum Phosphate

Tenapanor Produced A Statistically Significant Dose-related Decrease in Serum Phosphate Levels (P=0.012)

Group n LSMean* 95% CI

1 mg BID 23 -0.47 ( -1.18, 0.24) 3 mg BID 21 -1.18 (-1.93, -0.44) 10 mg BID 23 -1.70 (-2.41, -0.99) 30 mg BID 24 -1.98 (-2.67, -1.28) 3 mg QD 22 -0.56 (-1.28, 0.17) 30 mg QD 21 -1.11 (-1.85, -0.37) Placebo 26 -0.54 (-1.21, 0.13)

*LSMean = Least square mean. Change from Baseline at End of Treatment (mg/dL)

Adverse Events: Gastrointestinal Disorders*

1 mg 3 mg 10mg 30 mg 3 mg 30 mg Preferred Term BID BID BID BID QD QD Placebo n/group 23 21 23 25 22 21 26 Abdominal Distension 1 Abdominal Pain 2 1 1 Abdominal Pain Upper 1 Diarrhea 6 6 11 17 4 11 3 Diverticulum 1 Dyspepsia 1 Fecal Incontinence 1 2 2 Feces Soft 1 GI Hypermotility 1 GISounds Abnormal 1 Hemorrhoids 1 Nausea 1 1 1 2 1 1 Rectal Prolapse 1 Steatorrhea 1 Vomiting 1 1 2

*Number of patients who had at least 1 AE in system organ class of gastrointestinal disorders

Adverse Events Leading to Discontinuations

Discontinuation rate due to diarrhea was higher than expected in 30 mg groups

1	mg 3 mg 10mg 30 mg 3 mg 30 mg Adverse Event Term BID BID BID BID QD QD Placebo n/group 23212325222126

Discontinuations due to 3 3 3 9 1 7 2 AE/group** Abdominal Pain 1

Diarrhea* 2 3 3 8 6 Nausea 1 Vomiting 1 Serum Calcium Decrease 1

Hyperphosphatemia 1 1 2

Dizziness 1

Atherosclerosis 1

*The term _diarrhea_ also includes similar changes in stool form or bowel habits **There may be multiple reasons for a single discontinuation

Approved Therapies for Hyperphosphatemia in CKD-

5D Patients

AE_s Due To GI Disorders Are Common In Phosphate Binders

Adverse Events* Renvela®# Fosrenol®** Auryxia® Abdominal Pain 9% 5% Constipation 8% 8% Diarrhea 19% 21% Nausea 20% 11% 11% Vomiting 22% 9% 7%

*	Data from package inserts

# Label warning: Serious cases of dysphagia, bowel obstruction, and perforation have been associated with sevelamer use, some requiring hospitalization and surgery

**Label warning: Serious cases of GI obstruction, ileus and fecal impaction

Tenapanor for Treating CKD

LIMITATIONS OF CURRENT TREATMENTS TO DELAY CKD PROGRESSION

“ Poor Compliance with Low Sodium Diets

“ Diuretics Lose Efficacy and Cause Electrolyte Disorders

“ ACE Inhibitors Reduce Blood Pressure but Hyperkalemia Limits Widespread Use in CKD Patients

Sodium and Fluid Overload

CKD Phase 2a Clinical Trial Design

CKD “ Design: Double-Blind, 12 Weeks of Treatment, Targeted Phase 2a Protocol n=140 (70 Active/70 Placebo); 154 enrolled

“ Objective: Safety, Tolerability, and Pharmacodynamics of Tenapanor in CKD Patients with Type 2 Diabetes Mellitus and Albuminuria

“ Primary Endpoint: Changes in Urine Albumin to Creatinine Ratio (UACR), Baseline to Week 12

“ Other Endpoints : Pharmacodynamic Effects of Tenapanor on Urinary Na Excretion; Mean Weekly Stool Consistency and Stool Frequency

“ Doses: 5, 15, 30, or 60 mg Capsules. Starting Dose is 15 mg BID Orally for 12 Weeks

“ Status: Enrollment Completed, Data Expected Q2 2015

The AstraZeneca/Tenapanor Collaboration

PAYMENTS

Additional

Upfront Development Launch and Sales

Up to

Milestones $35M $237.5M $597.5M $870M Total

$50M2H2015 $20M 1H 2015 ($10M if IBS-C only) $25M Received May 2014 $15M Received December 2013

Royalties “ Incremental, Tiered (High Single Digit _High Teen Percentages)

“ Co-Funding Option at 1st P3 Trial: Buy Up to 1%, 2% or 3% of Royalties with $20M, $30M or $40M* Respectively

OTHER TERMS

AstraZeneca

Responsibilities: “ All R&D and Commercialization Expenses**

Ardelyx Rights: “ Right to Co-Promote in the US

*Exercisable Within 60 Days After Decision to Proceed to P3 Clinical for the First Indication for Tenapanor

**Subject to cap on obligation for IBS-C reimbursement 30

RDX002: NaP2b and Our Collaboration with Sanofi

Discovery and Design of Non-Systemic,

PROPRIETARY PLATFORM

Small Molecule Therapeutics

Tenapanor: AstraZeneca Collaboration;

2 VALIDATED PROGRAMS Phase 2 in Three Indications RDX002 NaP2b Inhibition: Sanofi Collaboration

WHOLLY -OWNED PIPELINE Enhanced Drug Discovery Capabilities with Rapid, Proprietary Screening Process

PROVEN MANAGEMENT TEAM Deep Domain Expertise

Phosphate Binder vs. Phosphate Transport Inhibitor

Binder Phosphate Transport Inhibitor

Phosphate Binder Phosphate Phosphate Transport Inhibitor NaP2b Transporter

Enterocyte

Capillary

with Metal Based Binders

RDX002: NTX1942 Reduces Urine Phosphorus Levels in Normal Rats and Is Additive to Sevelamer

0

Reduction -10 (%)

-20

** *** *** -30

Vehicle Sevelamer NTX1942 Combo

500 mg/kg 50 mg/kg

Combination of Sevelamer and NTX1942 Is Additive

NTX1942 Response Is Superior to Sevelamer at H 1/10 of the Dose

Data Shown is the Mean ±SEM; ** = p<0.01; *** =p<0.001, by one-way ANOVA, n= 12 33

The Sanofi/NaP2b Collaboration

PAYMENTS

Upfront Potential Additional Devt./Reg Milestones

Up to

Milestones $198M Total $1.25M

Royalties “ Incremental, Tiered (Mid-Single Digit _Low Teen Percentages)

“ NaP2b Patent Portfolio and Related Know-how for Research to Licensed Complete Activities under Preclinical Development Plan Technology “ Option to Obtain Exclusive License to Develop, Manufacture and Commercialize NaP2b Inhibitors

“ Sanofi Responsible for Completing Pre-Clinical Development Plan, and if It Exercises the Option, for All Development and OtherTerms Commercialization at Its Expense

“ Ardelyx Has the Right to Co-Promote in the US

Investment Highlights

Discovery and Design of Non-Systemic,

PROPRIETARY PLATFORM

Small Molecule Therapeutics

Tenapanor: AstraZeneca Collaboration;

2 VALIDATED PROGRAMS Phase 2 in Three Indications NaP2b Inhibition: Sanofi Collaboration

Enhanced Drug Discovery Capabilities with Rapid,

WHOLLY -OWNED PIPELINE

Proprietary Screening Process

PROVEN MANAGEMENT TEAM Deep Domain Expertise

# RDX009: TGR5 Agonists for Inflammatory Bowel Disease (IBD), Short Bowel or NASH

ARDELYX

## TGR5 STIMULATION

- Enhances GLP1 and GLP2 (Incretins) Secretion Directly to the GI Mucosa
- Anti-Inflammation and Mucosal Healing Effects
- Gattex® = GLP2 approved for Short Bowel Syndrome – Studied in Crohn's
  - Daily Injections
- Intercept and Exelixis/BMS Both Have Systemic TGR5 Agonists
  - Gallbladder Emptying Issues
  - Short Lasting Incretin Secretion

## ARDELYX TGR5 AGONISTS + DPP4 INHIBITOR

- No Gallbladder Issues
- Long Lasting Incretin Secretion
- Significantly Improves Mucosal Damage In Mouse Model of IBD

36

# RDX013: Hyperkalemia (Elevated Serum Potassium)

## THE CHALLENGE

- All Potassium Binders (e.g. Patiromer) Have Limited Efficacy on per Gram Basis
- Therapeutic Dose for Kayexelate, Patiromer or ZS-9 Substantially the Same (15-30 g/day)
- The Limiting Factor in Efficacy is Not Binder Capacity but Availability of Potassium in the Colon

## ARDELYX POTASSIUM "SECRETAGOGUE"

- To Move Potassium into Colon and Increase Fecal Excretion
- Used as a Stand Alone or in Combination with Potassium Binder
- Augment Patient Compliance
- Maintain Normal Serum Potassium with Optimal Dosing of Antihypertensives (RAAS Blockade Drugs)

37

Financial Overview

$ MILLIONS

Cash and Cash Equivalents $112.0M (as of 9/30/14)

Annualized Operating Expenses* .

Debt $0

Capital Raised

Series A $26M Series B $30M IPO $69M

Nasdaq: ARDX

Ventures

2008 2011 2014

* From Ardelyx_s third quarter 10Q: $22,915 total operating expenses for the 9 months ended September 30, 2014 (p3), less $10,744 (p15 _AstraZeneca collaboration development expense_ for the 9 months ended September 30, 2014) = $12,171 * 12 month/9 months = $16.2M 38

Investment Highlights

Discovery and Design of Non-Systemic,

PROPRIETARY PLATFORM

Small Molecule Therapeutics

Tenapanor: AstraZeneca Collaboration;

2 VALIDATED PROGRAMS Phase 2 in Three Indications NaP2b Inhibition: Sanofi Collaboration

Enhanced Drug Discovery Capabilities with Rapid,

WHOLLY -OWNED PIPELINE

Proprietary Screening Process

PROVEN MANAGEMENT TEAM Deep Domain Expertise

APPENDIX

Tenapanor Demonstrates Dose Level and Dose Frequency Response 1

PHASE 1 IN HEALTHY ADULT VOLUNTEERS

50 Dose Level Response (1) 50 Dose Frequency Response (2) 50 Same Total Daily Dose (2) mol) 40 mol) 40 mol)

(m (m (m 40 Sodium 30 Sodium 30 Sodium 30 Fecal Fecal Fecal 24hr 20 24hr 20 24hr 20 Mean 10 Mean 10 Mean 10

— -

Placebo 3 mg QD 10 mg 30 mg 100 mg Placebo 30mg QD 30mg 30mg Placebo 30mg QD15mg BID QD QD QD BID TID

1	RDX5791 -101
2	RDX5791 -102; some data published in Spencer et al Sci Transl Med 6, 227ra36 (2014) 41

Tenapanor Diverts Dietary Sodium to the Feces CKD-5D Patients

PHASE 2a FLUID IN SUBSET OF CKD-5D PATIENTS 2

Mean 24hr Fecal Sodium (mmol)

50 40 30 20

10

-

Placebo BID Dosing N=8 N=8

2	Study D5611C00001 42

Comparative Human Response:

Sevelamer vs. Tenapanor in Healthy Adult Volunteers

SEVELAMER 1 TENAPANOR 2

Fecal Phosphorus Fecal Phosphorus (mmol/Day (mmol/Day Mean ± SE) Mean ± SE)

40 40

30 30

20 20

10 10

0 0

Baseline 1g TID 2.5g TID 5g TID Baseline 15mg BID (5g Group)

Dose 15,000 mg/Day 30 mg/Day

Similar Results, But 1/500 th the Dose

1	Burke et al. 1997; 2 Study D5611C00002 43

Studies Support Impact of Treating Elevated Sodium and Phosphorus

SODIUM 1 PHOSPHORUS 2

Proteinuria Relative Risk of Death *

ACE Inhibition

2.5 DaVita (Kalantar -Zadeh, et al.) ACE Inhibition -ARB

*	Fresenius (Block, et al.) 2 N = 40,538 1.5 Proteinuria * 2.60 (g/Day) * !
1

2.40 0.5 2.20

0 2.00 Regular Sodium Diet Low Sodium Diet 1.80

Systolic Blood Pressure

1.60

140 1.40 135 1.20 Systolic * 130 * Blood 1.00 Pressure 125 (mmHg) 120 0.80

115 <3 3-4 4-5 5-6 6-7 7-8 8-9 >9 110 Serum Phosphorus (mg/dL)

Regular Sodium Diet Low Sodium Diet *Not adjusted for active vitamin D intake; serum phosphorus 4-5 mg/dL was normalized to 1.0

1. Slagman, et al., BMJ (2011) 343:d4366: 2. Block, et al. JASN (2004) 15:2208 -2218: 3. Kalantar -Zadeh, et al. KI (2 006) 70:771-780

*P<0.05 v ACE inhibiŸon on regular sodium diet. P<0.05 v ACE inhibiŸon plus ARB on regular sodium diet. !P<0.05 v ACE inhibition on low sodium diet 44

Beneficial Effects of Tenapanor on Sodium and Phosphorus in CKD Models

SODIUM PHOSPHORUS

Urinary Albumin/Creatinine Aortic Mineral Content

5/6th Nephrectomized Rats Aortic P 2.5 (mg/g tissue)

2	th

Albumin/ 5/6 Nephrectomized Rats 1.5 15 Creatinine 1 (mg/mg) ** 0.5 ** 0 10 Normal Vehicle ACE* Tenapanor Tenapanor + ACE*

Systolic Blood Pressure

5	5/6th Nephrectomized Rats

*** 200

150 ***

SBP *** 0

100 Vehicle Tenapanor (mmHG) 50

0

Normal Vehicle ACE* Tenapanor Tenapanor + ACE*

*ACE = Enalapril; One way Anova, followed by Dunnett_stest;

** p<0.01; *** p<0.001 vs. vehicle; p<0.05; ; p<0.01; p<0.001 vs. sham; N=12/group 45